[LOGO]CHRYSLER
                                                             FINANCIAL


                                 PROMISSORY NOTE


$1,000,000.00                       CORNELIUS                    NORTH CAROLINA


     FOR VALUE RECEIVED, LAKE NORMAN DODOGE, INC. (hereinafter called "Borrower"), promises to pay to the order of Chrysler Financial Corporation (hereinafter called "Lendor") at its offices at ONE UNIVERSITY PLACE, 8801 J.M. KEYNES DRIVE, STE. 400, CHARLOTTE, NC, 28262, or at such other place as the holder hereof from time to time may designate in writing, the principal sum of ONE MILLION AND 00/100 Dollars ($1,000,000.00) in eighty four (84) equal monthly installments of ELEVEN THOUSAND NINE HUNDRED FOUR AND 76/100 Dollars ($11,904.76) each, commencing on the 15th day of JULY, 1996 and on the 15th day of each succeeding month thereafter until the required number of equal monthly installments has been paid in full, together with interest thereon at that rate of interest announced by Lender from time to time and in effect on the unpaid balance outstanding hereunder, with interest after maturity at the highest lawful contract rate. Accrued interest through the end of each preceding month shall be due and payable with each installment of principal, provided that all unpaid interest accrued to the date thereof shall be due and payable with the last installment of principal.

This Promissory Note evidences borrowing under, and is subject to, the terms of that certain Security Agreement and Capital Loan Agreement between the Borrower and Lender dated May 15th, 1996, and the terms, conditions and promises of that agreement are hereby incorporated in this Promissory Note by reference as fully as if set out herein.

All parties to this Promissory Note waive presentment for payment, demand, notice of nonpayment, protest, notice of protest and, without further notice, hereby consent to renewal, extensions or partial payments, either before or after maturity.

Nothing herein shall limit any rights granted to Lender by other instrument or by law.


LAKE NORMAN DODGE, INC.



By: /s/ ILLEGIBLE
   ----------------------
  Its: PRESIDENT



Date:   5-15-96
     --------------------


                                                                     Loan #14394